SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 18, 2005

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO  83712

(Address of principal executive offices, including zip code)

208 / 386-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On November 18, 2005, the Board of Directors of Washington Group International, Inc. (the “Company”) redeemed all of the outstanding preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of June 21, 2002 (the “Rights Agreement”), between the Company and Wells Fargo Bank Minnesota, National Association, as Rights Agent.  The record date for the payment of the Redemption Price (as defined in the Rights Agreement) will be December 2, 2005, and the payment date for payment of the Redemption Price will be December 30, 2005.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired:  N/A

(b)           Pro Forma Financial Information:  N/A

(c)           Exhibits:

Exhibit
Number	Exhibit

99.1	Press release, dated November 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

	By:	/s/ Craig G. Taylor
	Name:	Craig G. Taylor
	Title:	Corporate Secretary

Dated: November 18, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Washington Group International, Inc. news release, dated November 18, 2005.